September 10, 1999

                        DREYFUS INVESTMENT PORTFOLIOS-

                          FOUNDERS PASSPORT PORTFOLIO

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 1999

      THE  FOLLOWING  INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE
SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "MANAGEMENT - PORTFOLIO MANAGER.

      The Portfolio' s primary portfolio manager is Tracy P. Stouffer. She has been employed by Founders since July 1999. Prior to joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999, and a vice president and portfolio manager with Clariden Asset Management, Inc. from 1988 to 1995.

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